PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Prudential Moderate Allocation Fund

Prudential Growth Allocation Fund

Supplement dated December 9, 2013 to the Prospectus dated November 27, 2013

At a recent meeting of the Board of Directors of the Prudential Investment Portfolios, Inc. (the “Board”), the Board approved allowing each of the Prudential Conservative Allocation Fund, Prudential Moderate Allocation Fund, and Prudential Growth Allocation Fund (each individually, a “Fund” and collectively, the “PAA Funds”) to invest in Class Q shares (or Class Z shares if Class Q shares are not available) of Prudential Jennison International Opportunities Fund and Prudential Short Duration Multi-Sector Bond Fund as new underlying funds. The Prudential Short Duration Multi-Sector Bond Fund is a newly organized mutual fund that is expected to commence operations on or about December 21, 2013. The PAA Funds may not invest in the Prudential Short Duration Multi-Sector Fund until after it has commenced operations. This Supplement is not an offer to sell the securities of Prudential Short Duration Multi-Sector Bond Fund and it is not soliciting an offer to buy the securities of Prudential Short Duration Multi-Sector Bond Fund in any state where the offer or sale is not permitted. The Board has also approved revisions to the customized blended benchmark of each of the PAA Funds effective on or about December 27, 2013.

This supplement amends the Prospectus of the PAA Funds and is in addition to any existing supplement to the PAA Funds’ Prospectus.

1.	In the section captioned “More Information About the Funds: Target Ranges for Underlying Funds,” the tables labeled “Conservative Allocation Fund,” “Moderate Allocation Fund,” and “Growth Allocation Fund” are amended to add the following:

Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Prudential Jennison International Opportunities Fund	Long-Term Growth of Capital	0% to 35%	Equities	Growth-oriented, focusing on equity and equity-related securities of non-U.S. companies located in various countries outside the U.S., including non-U.S. issuers located in emerging markets.

Prudential Short Duration Multi-Sector Bond Fund	Total Return	0% to 35%	Fixed Income	The Fund invests, under normal circumstances, at least 80% of its investable assets in fixed income instruments with varying maturities.

2.	The description of the customized blended benchmark for each of the PAA Funds set forth under “Glossary – Fund Indexes” is hereby deleted and replaced with the following:

Conservative Customized Blend. The Conservative Customized Blend is a model portfolio consisting of the Russell 3000 Index (24%), the MSCI ACWI ex-U.S. Index (10%), the Barclays U.S. Aggregate Bond Index (29%), the Barclays 1-3 Year Government/Credit Index (29%), the Standard & Poor’s (S&P) Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill (3%).

Moderate Customized Blend. The Moderate Customized Blend is a model portfolio consisting of the Russell 3000 Index (43%), the MSCI ACWI ex-U.S. Index (15%), the Barclays U.S. Aggregate Bond Index (19%), the Barclays 1-3 Year Government/Credit Index (14%), and the S&P Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill (4%).

Growth Customized Blend. The Growth Customized Blend is a model portfolio consisting of the Russell 3000 Index (58%), the MSCI ACWI ex-U.S. Index (24%), the Barclays U.S. Aggregate Bond Index (8%), the S&P Developed BMI Property Net Index (5%), and the Citigroup 3-Month T-Bill (5%).

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